SEC File Number 811-05631
                                                                 033-23452



                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC   20549

                             FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 24

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                               OF 1940

                          Amendment No. 25

                     FIRST PACIFIC MUTUAL FUND, INC.
           (Exact name of Registrant as Specified in Charter)

             2756 Woodlawn Drive, #6-201, Honolulu, Hawaii   96822
                  (Address of Principal Executive Office)

   Registrant's telephone number, including area code:  (808) 988-8088


            Terrence Lee, President; First Pacific Mutual Fund, Inc.;
                2756 Woodlawn Drive, #6-201, Honolulu, Hawaii  96822
                    (Name and Address of Agent for Service)


      Please send copies of all communications to:
                   Audrey C. Talley, Esquire
                   Drinker Biddle & Reath, LLP
                   One Logan Square, 18th and Cherry Streets
                   Philadelphia, PA   19103-6996

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective
(check appropriate box)

		_____	immediately upon filing pursuant to paragraph (b)
		__X__ on __February 1, 2006_______ pursuant to paragraph (b)
		_____	60 days after filing pursuant to paragraph (a)(1)
		_____	on _________ pursuant to paragraph (a)(1)
		_____	75 days after filing pursuant to paragraph (a)(2)
		_____	on_________ pursuant to paragraph (a)(2) of Rule 485
		_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment





PART A:			INFORMATION REQUIRED IN A PROSPECTUS








FIRST PACIFIC MUTUAL FUND, INC.			      PROSPECTUS DATED
2756 WOODLAWN DRIVE, #6-201  				      FEBRUARY 1, 2006
HONOLULU, HAWAII  96822-1856




HAWAII MUNICIPAL FUND INVESTOR CLASS
HAWAII INTERMEDIATE FUND INVESTOR CLASS







TABLE OF CONTENTS
INVESTMENT OBJECTIVES..........................................................3
INVESTMENT STRATEGY............................................................3
RISKS..........................................................................4
AVERAGE ANNUAL TOTAL RETURNS ..................................................5
RISK RETURN SUMMARY:  FEE TABLE................................................7
FINANCIAL HIGHLIGHTS...........................................................9
OTHER INVESTMENT PRACTICES....................................................10
INVESTMENT MANAGER............................................................10
PORTFOLIO MANAGER.............................................................10
FUND PRICING..................................................................11
PURCHASING FUND SHARES........................................................11
REDEEMING AND EXCHANGING FUND SHARES..........................................12
DISTRIBUTIONS, CAPITAL GAINS AND TAX CONSEQUENCES.............................14
DISTRIBUTION ARRANGEMENTS.....................................................15


These securities have not been approved or disapproved by the Securities and Exchange Commission ("Commission") nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.











                       INVESTMENT OBJECTIVES
	The investment objective of the Hawaii Municipal Fund and Hawaii Intermediate Fund (each, a "Fund," and together, the "Funds") of First Pacific Mutual Fund, Inc. ("Company") is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. This investment objective cannot be changed without shareholder approval.

	Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

	The two principal classifications of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.

                          INVESTMENT STRATEGY
	Each Fund will primarily invest its assets in a varied portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions. The interest on these securities is exempt from federal and State of Hawaii income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. Each Fund will invest, under normal circumstances, at least 80% of the Fund's net assets in these municipal securities.

[Bullet]  Maturity Range
	Hawaii Municipal Fund invests in municipal bonds with a maturity of up to 40 years and an average expected maturity of 10 - 25 years.
	Hawaii Intermediate Fund invests in municipal bonds with an average portfolio maturity of 3 - 10 years.

Each Fund will pursue these investment strategies:

[Bullet] Credit Quality
	At least 90% of a Fund's assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Moody's Investors Service (Aaa, Aa, A,
Baa), or in unrated municipal securities judged by the investment manager to be of comparable quality.

[Bullet] Concentration
	More than 25% of a Fund's assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

[Bullet] Risk Management
	Each Fund will consist of different types of municipal issuers in order to reduce the impact of any loss on a particular security.

[Bullet] Downgrade Policy
	Downgraded bonds will be subject to review. Based upon the review, a Fund will elect to hold or sell the downgraded bond.


                                   RISKS
General Risk
	There is no guarantee that each Fund's investment objective will be met. Each Fund's yield, share price and investment return can fluctuate so you may receive more or less than your original investment upon redemption. Loss of money is a risk of investing in a Fund. Investing in either Fund subjects you to other risks, including:

Interest Rate Risk
	The net asset value of each Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. When interest rates change, intermediate term bonds generally have less market fluctuation than long-term bonds.

Credit Risk
	Credit risk is the ability of municipal issuers to meet their payment obligations.

Hawaii Securities
	The Funds primarily invest in obligations of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain changes in Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives.

	All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state's high level of debt. However, the State General Fund has operated within planned deficits or with ending fund balances since December 1962.

Concentration Risk
	The Funds are subject to the additional risk that they concentrate their investments in instruments issued by or on behalf of the State of Hawaii. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions, the performance of the Funds will be closely tied to the economic and political conditions in the State of Hawaii. Therefore, an investment in a Fund may be riskier than an investment in other types of municipal bond funds.

Non-Diversified, Open End Management Investment Company
	Each Fund is non-diversified and their assets may be invested in fewer issuers than a diversified fund. If the value of portfolio securities changes, a Fund's net asset value may increase or decrease more rapidly than a diversified fund.

Tax Laws
	Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of each Fund to pay tax-exempt interest dividends might be adversely affected.

	Additional information about each Fund's investments and risks can be found in the Statement of Additional Information ("SAI").


	A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Funds' website, www.leehawaii.com.



                           HAWAII MUNICIPAL FUND

                       AVERAGE ANNUAL TOTAL RETURNS
	The bar chart and table shown below provide some indication of the risks of investing in the Investor Class of the Hawaii Municipal Fund. The information in the bar chart shows the year to year changes in the Fund's performance. The table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. The Lehman Muni Bond Index is a rule-based and market-value-weighted index of the tax-exempt bond market. The bar chart and table assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not indicative of future performance.

Year by Year Total Return as of 12/31 each year (%):


[bar graph omitted] plot points as follows:

1996	4.17
1997	7.10
1998	4.88
1999	-1.95
2000	8.53
2001	4.30
2002	8.24
2003	5.40
2004	3.79
2005	2.29

Best Quarter		3rd Quarter 2002	 4.46%
Worst Quarter		2nd Quarter 2004	-1.75%

Average Annual Total Returns for the periods ended December 31, 2005
						     1 Year      5 Years    10 Years
Return Before Taxes				2.29%		4.78%		4.63%
Return After Taxes on Distributions		2.23%		4.77%		4.62%
Return After Taxes on Distributions		2.84%		4.71%		4.63%
   and Sale of Fund Shares
Lehman Muni Bond Index			      3.51%	      5.59%		5.71%
(reflects no deduction for fees, expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.




                        HAWAII INTERMEDIATE FUND

                      AVERAGE ANNUAL TOTAL RETURNS
       The bar chart and table shown below provide some indication of the risks of investing in the Investor Class of the Hawaii Intermediate Fund. The information in the bar chart shows the year to year changes in the Fund's performance. The table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. The Lehman Muni Bond Index is a rule-based and market-value-weighted index of the tax-exempt bond market. The bar chart and table assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not indicative of future performance.

Year by Year Total Return as of 12/31 each year (%):
[bar graph omitted] plot points as follows:


1996	3.77
1997	4.82
1998	4.67
1999	0.97
2000	5.82
2001	5.09
2002	5.57
2003	3.30
2004	2.96
2005	1.21

Best Quarter		3rd Quarter 2002	   2.68%
Worst Quarter		2nd Quarter 2004	  -1.56%

Average Annual Total Returns for the periods ended December 31, 2005

						     1 Year	    5 Years    10 Years
Return Before Taxes 				1.21% 	3.61%	     3.80%
Return After Taxes on Distributions		1.21%		3.61%	     3.79%
Return After Taxes on Distributions		1.82%		3.56%	     3.79%
   and Sale of Fund Shares
Lehman Muni Bond Index		            3.51%		5.59%      5.71%
(reflects no deduction for fees, expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.









                   RISK RETURN SUMMARY:  FEE TABLE
                 HAWAII MUNICIPAL FUND INVESTOR CLASS

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Hawaii Municipal Fund.


Shareholder Fees (fees paid directly from your investments)		NONE
	Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees							0.50%
Distribution (12b-1) Fees				      0.15%
Other Expenses1							0.33%
     Total Annual Fund Operating Expenses			0.98%

1"Other Expenses" include shareholder servicing fees, which are 0.10% of total net assets.

       The Fund's distribution plan allows the Investor Class to spend up to 0.25% per year of its average daily net assets in connection with the activities to distribute its shares. For the fiscal year ended September 30, 2005, 0.15% of this class' average daily net assets were spent on distribution fees. The Fund also has arrangements with its custodian bank to reduce fees through custodian arrangements. Such credits may cease at any time. Custody credits reduced Total Annual Fund Operating Expenses from 0.98% to 0.94%.

EXAMPLE
       This example is intended to help compare the cost of investing in this class of the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:

       	1 year	3 years		5 years		10 years
		 $100		  $312		  $542		 $1,201


















                  RISK RETURN SUMMARY:  FEE TABLE
               HAWAII INTERMEDIATE FUND INVESTOR CLASS

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Hawaii Intermediate Fund.


Shareholder Fees (fees paid directly from your investments)		NONE
	Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees							0.50%
Distribution (12b-1) Fees					0.00%
Other Expenses							0.33%
     Total Annual Fund Operating Expenses			0.83%

       The Fund's distribution plan allows the Investor Class to spend up to 0.25% per year of its average daily net assets in connection with activities to distribute its shares. For the fiscal year ended September 30, 2005, the Fund did not expense any distribution fees.

       The Investment Manager has agreed to waive a portion of its management fee. This 0.10% waiver is voluntary and can be modified or terminated at any time. In addition, the Fund has arrangements with its custodian bank to reduce fees through custodian arrangements. Such credits reduced Total Annual Operating Expenses 0.05% but may cease at any time. As a result of these management fee waivers and custody credits, Total Annual Fund Operating Expenses are 0.68%.

EXAMPLE
       This example is intended to help compare the cost of investing in this class of the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:

       	1 year	3 years		5 years	10 years
		  $85		  $265		 $460		 $1,025
















                           FINANCIAL HIGHLIGHTS

	The financial highlights table is intended to help investors understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the SAI or Annual Report, which are available upon request.

			   Hawaii Municipal Fund Investor Class

Years Ended September 30,             2005     2004     2003     2002(c) 2001
Net asset value
 Beginning of year	              $11.21   $11.22	  $11.25   $10.89  $10.55

Income from investment operations
 Net investment income		           .41	  .47	     .47	  .48     .50
 Net gain (loss) on securities
 (both realized and unrealized)         (.09)	    -     (.03)     .36     .34
  Total from investment operations       .32	  .47	     .44      .84     .84

Less distributions
 Dividends from net investment income   (.41)	 (.47)    (.47)    (.48)   (.50)
 Distributions from capital gains	    (.02)    (.01)       - *      -       -
    Total distributions		          (.43)	 (.48)    (.47)    (.48)   (.50)

 End of Year	                    $11.10   $11.21	   $11.22  $11.25  $10.89

Total Return	                      2.84%	 4.03%     3.98%   7.98%   8.11%

Ratios/Supplemental Data
 Net assets, end of year(in 000's)$150,505 $142,680 $141,838 $134,980 $121,471
 Ratio of expenses to average net assets
  Before expense reimbursements       .98%    1.00%     1.01%   1.02%   1.03%
  After expense reimbursements        .98%(a) 1.00%(a)  1.01%(a)1.02%(a)1.03%(a)

 Ratio of net investment income to average net assets
  Before expense reimbursements      3.55%    3.98%     4.22%   4.42%   4.64%
  After expense reimbursements       3.55%    3.98%     4.22%   4.42%   4.64%

Portfolio Turnover Rate	            26.82%   10.53%	 16.40%  13.06%  22.06%




                    Hawaii Intermediate Fund Investor Class

Years Ended September 30,             2005     2004     2003     2002    2001
Net asset value
 Beginning of year	              $5.22   $5.26	  $5.27    $5.17   $5.01

Income from investment operations
 Net investment income		          .15	.15	    .15	 .16     .21
 Net gain (loss) on securities
 (both realized and unrealized)         (.04)  (.04)     (.01)     .10     .16
  Total from investment operations       .11	.11	    .14      .26     .37

Less distributions
 Dividends from net investment income   (.15)	 (.15)    (.15)    (.16)   (.21)
 Distributions from capital gains	       -        -        -        -       -
    Total distributions		          (.15)	 (.15)    (.15)    (.16)   (.21)

 End of Year	                     $5.18    $5.22	   $5.26    $5.27   $5.17

Total Return	                      2.15%	 2.21%    2.72%    5.26%   7.61%

Ratios/Supplemental Data
 Net assets, end of year(in 000's)   $10,154   $8,973   $7,647   $6,345  $4,944
 Ratio of expenses to average net assets
  Before expense reimbursements       .83%     .82%      .96%    .84%    .88%
  After expense reimbursements        .73%(b)  .72%(b)   .73%(b) .74%(b) .88%(b)

 Ratio of net investment income to average net assets
  Before expense reimbursements      2.74%    2.84%     2.61%   3.15%   4.12%
  After expense reimbursements       2.90%    2.94%     2.86%   3.15%   4.12%

Portfolio Turnover Rate	            15.72%   13.96%	 20.02%  18.29%  19.28%


(a)	Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement were .94%, .98%,
	.99%, .96%, and .94%, for the years ended September 30, 2005, 2004, 2003,
	2002, and 2001, respectively.
(b)	Ratios of expenses to average net assets after the reduction of custodian
	fees and other expenses under a custodian arrangement were .68%, .70%, .71%, .69%, and .79%, for the years ended September 30, 2005, 2004, 2003,
	2002, and 2001, respectively.
(c)   As required, effective October 1, 2001, the Fund has adopted the
	provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. Had the Fund not amortized market discount as an adjustment to interest income, the net investment income to average net assets would have been 4.38%. Per share and ratios prior to October 1, 2001 have not been restated to reflect this change in presentation.
*	Less than $.01 per share.
</F>














                        OTHER INVESTMENT PRACTICES
	Each Fund's investments are subject to other limitations described in the SAI. Each Fund may:

[Bullet]   Hedge its portfolio partially or fully against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

[Bullet]   Engage in "when-issued" or "delayed delivery" transactions.
Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

[Bullet]    Enter into reverse repurchase agreements, under which a Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.

[Bullet]   Purchase bonds whose interest is treated as an item of tax preference for purposes of determining federal alternative minimum tax liability.

       During periods of adverse market conditions each Fund may not achieve its investment objective. For temporary defensive purposes, including when
Hawaiian tax-exempt securities are unavailable, each Fund may invest in money market instruments. The interest on these instruments may be subject to federal or state income taxes.

                            INVESTMENT MANAGER

	The Investment Manager for each Fund is Lee Financial Group Inc. ("Lee Financial"), 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. Lee Financial was founded in 1988 and currently manages over $160 million for two tax-exempt funds. Lee Financial is responsible for: investing the assets of each Fund, providing investment research, administering each Fund's daily business affairs, continuous review and analysis of state and local economic conditions and trends, and evaluating each portfolio and overseeing its performance. As compensation for the services provided by Lee Financial, the Hawaii Municipal Fund paid Lee Financial 0.50 of one percent (0.50%) of its average daily net assets for the most recent fiscal year and the Hawaii Intermediate Fund paid Lee Financial 0.40 of one percent (0.40%) of its average daily net assets for the most recent fiscal year. The Hawaii Intermediate Fund is contractually obligated to pay Lee Financial 0.50 of one percent (0.50%) of its average daily net assets for the most recent fiscal year; however, the Investment Manager voluntarily agreed to waive 0.10 of one percent (0.10%) of its average daily net assets. This waiver can be modified or terminated at any time. A discussion regarding the basis for the Board of Directors approving the investment management contract of the Fund is available in the Fund's September 30, 2005 annual report to shareholders.


                                PORTFOLIO MANAGER

	Louis F. D'Avanzo is the portfolio manager of each Fund. Mr. D'Avanzo has managed the Hawaii Municipal Fund since August 1991 and the Hawaii Intermediate Fund since July 1994. He has been employed by Lee Financial since July 1989. Mr. D'Avanzo has a BA in Economics from Tufts University. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares in each Fund.


                                 FUND PRICING
	The net asset value per share for each Fund is determined by calculating the total value of each Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm EST). Fund shares will not be priced on the days on which the New York Stock Exchange is closed.

	Each Fund's shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors of the Company. When events occur which may affect the accuracy of available quotations for the Funds' investments, the Funds may use fair value pricing procedures approved by the Board. The price determined by a Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.

                        PURCHASING FUND SHARES
	Shares are distributed through First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822 or from members of the National Association of Securities Dealers who have dealer agreements with First Pacific Securities, Inc. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

	In order to establish a new account, a completed application should accompany an investment in a Fund. Purchases can be made by submitting a check or wiring funds. Checks must be made payable to the Fund(s) being purchased; "Hawaii Municipal Fund" and/or "Hawaii Intermediate Fund." New account applications and additional investments can be mailed to: First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822.

	First Pacific Recordkeeping, Inc. performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

	Each Fund is offered for investment on a no-load basis, meaning investors do not pay any sales charges. The minimum initial investment to open an account is $10,000.00. The minimum subsequent investment is $100.00. This requirement may be waived under certain circumstances. For subsequent investments, shareholders should include their Fund account number on the check.


	From time to time, the Investment Manager and its affiliates pay, from their own resources, a fee to financial institutions that generate purchase orders. These fees are described in the SAI.


	Purchases received by the close of the New York Stock Exchange (generally 4:00 pm EST) are confirmed at that day's net asset value. Purchases received after the close of the New York Stock Exchange are confirmed at the net asset value determined on the next business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction.
First Pacific Securities, Inc. reserves the right to accept or reject any purchase.

Customer Identification Program
	Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted.
After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Automatic Investment Plan
	Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institutions. A minimum investment of $100.00 each month is required for participation in the plan.

Service Agents
	Shares of each Fund may be purchased by customers of service agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers ("Service Agents"). Service Agents will be allowed to place telephone purchase and redemption orders. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

	Each Fund relies upon the integrity of the Service Agents to ensure that orders are timely and properly submitted. A Fund cannot assure you that Service Agents properly submitted to it all purchase and redemption orders received from the Service Agent's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

                    REDEEMING AND EXCHANGING FUND SHARES
	Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will be processed but proceeds may be delayed until checks received for the purchase of shares have cleared.

	The redemption price of shares is based on the next calculation of the net asset value after the order is placed. There are no sales charges or fees for redeeming shares. Redemptions may be suspended when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or when the Securities and Exchange Commission deems an emergency exists and permits such suspension or postponement.

	The proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record within five business days.

	If the amount being redeemed exceeds $50,000.00, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived under certain circumstances.

	If your account falls below $500.00, you may be asked to increase your balance. If it is still below $500.00 after 60 days, the Company may close your account and send you the proceeds. Shares will not be redeemed if an account is worth less than $500.00 due to a market decline.

Telephone Redemptions (808) 988-8088
	To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:
	Fund Name
	Account Number
	Name and address exactly as registered on that account
	Social security number or tax identification as registered on that account
	Dollar or share amount to be redeemed

	If these procedures are followed, the Company, the Funds and First Pacific Securities, Inc. will not be responsible for the authenticity of instructions received by telephone or any loss, liability cost or expense.

Written Redemption Requests
	If telephone redemption privileges are not established, a written redemption request should be sent to First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request must include: registration of account, account number, the dollar or share amount to be redeemed and a signature (signed exactly as the account is registered).

Exchanging Shares
	Shares may be exchanged between either Fund. An exchange is the selling of shares of one Fund to purchase shares of another. Shareholders can automatically participate in the telephone exchange program unless they have indicated otherwise. You can exchange shares by calling (808) 988-8088 or by sending written instructions to First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. There is currently no fee for exchanges. Exchanges are treated as a sale and purchase of shares and may have tax consequences.

Frequent Purchases and Redemptions of Fund Shares
	The Board of Directors ("Board") of the Company has determined that market timing or frequent, short-term trading is not in the best interest of a Fund or its shareholders. Short-term trading creates certain transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. In order to deter such trading activity, the Board has determined to limit shareholders in each Fund to six exchanges among the Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts. In order to implement this policy, the Funds are directed to monitor trading activity in the Funds and follow the policies and procedures which are available in the Funds' SAI. The Board recognizes that these procedures may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Funds' administrator ("Administrator") will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

                DISTRIBUTIONS, CAPITAL GAINS AND TAX CONSEQUENCES
	Shareholders begin earning dividends on the next business day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month. Each Fund will automatically credit monthly distributions and any annual capital gain distributions to an investor's account in additional shares of the Fund at net asset value, unless an investor elects otherwise.


	Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). It is expected that each Fund will predominantly distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from the net capital gain of a Fund will generally be taxable to you as long-term capital gain. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

	Fund distributions generally will be taxable to you in the year in which they are paid except that distributions declared in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.



	You should note that if you purchase shares just prior to a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

	You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your cost basis in the shares and the amount you receive for them. (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Moreover, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

	Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

	You should note that a portion of the exempt-interest dividends paid by a Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

	       The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.

	Shareholders of each Fund that are subject to Hawaii income taxes will not be subject to Hawaii income taxes on each Fund's dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Hawaii income tax.

	Interest on Hawaiian obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax generally applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

	Generally, a Fund's distributions to any shareholders who are residents in states other than Hawaii will constitute taxable income for state and local income tax purposes.

	The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                            DISTRIBUTION ARRANGEMENTS
	Each Fund has adopted a distribution plan under Rule 12b-1 which allows the Investor Class of each Fund to pay up to 0.25% per year of its average daily net assets for the sale and distribution of its shares. The Hawaii Municipal Fund Investor Class also pays fees for services provided to shareholders.

	These fees are paid out of each Fund's Investor Class assets on an on-going basis. Over time these fees will increase the cost of an investment in a Fund's Investor Class and may cost more than paying other types of sales charges.

________________________________________________________________________


	The SAI dated February 1, 2006 includes additional information about each Fund and is incorporated by reference into (legally part of) this prospectus. Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

	To request the SAI, the Annual and Semi-Annual Report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or
(800) 354-9654 inter-island or visit the Funds' website at www.leehawaii.com. The Company provides the information at no charge to shareholders.



	Information about the Company (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call the Commission at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Company are available on the EDGAR Database on the Commission's Internet site at www.sec.gov and upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

SEC File number:  811-05631






































                    First Pacific Mutual Fund, Inc.
                     2756 Woodlawn Drive, #6-201
                       Honolulu, HI  96822-1856



                          Hawaii Municipal Fund
                           Institutional Class




Prospectus dated February 1, 2006




TABLE OF CONTENTS

Investment Objective.......................................................... 2
Investment Strategy........................................................... 2
Risks......................................................................... 3
Average Annual Total Returns	................................................ 4
Risk Return Summary:  Fee Table............................................... 5
Financial Highlights.......................................................... 6
Other Investment Practices.................................................... 7
Investment Manager............................................................ 7
Portfolio Manager	...........................................................  7
Fund Pricing.................................................................  7
Purchasing Fund Shares.......................................................  8
Redeeming and Exchanging Fund Shares ........................................  9
Distributions, Capital Gains and Tax Consequences ............... ............10



These securities have not been approved or disapproved by the Securities and Exchange Commission ("Commission") nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                           INVESTMENT OBJECTIVE
	This Prospectus relates to the Institutional Class of shares of the Hawaii Municipal Fund (the "Fund") of First Pacific Mutual Fund, Inc. (the "Company"). The investment objective of the Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. This investment objective cannot be changed without shareholder approval.

	Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

	The two principal classifications of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.

                         INVESTMENT STRATEGY
	The Fund will primarily invest its assets in a varied portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions. The interest on these securities is exempt from federal and State of Hawaii income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. The Fund will invest, under normal circumstances, at least 80% of its net assets in these municipal securities.

[Bullet]  Maturity Range
	The Fund invests in municipal bonds with a maturity of up to 40 years and an average expected maturity of 10 - 25 years.

The Fund will pursue these investment strategies:

[Bullet]  Credit Quality
	At least 90% of the Fund's assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Corporation (AAA, AA, A, BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), or in unrated municipal securities judged by the Investment Manager to be of comparable quality.

[Bullet] Concentration
	More than 25% of the Fund's assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

[Bullet] Risk Management
	The Fund will consist of different types of municipal issuers in order to reduce the impact of any loss on a particular security.

[Bullet] Downgrade Policy
	Downgraded bonds will be subject to review. Based upon the review, the Fund will elect to hold or sell the downgraded bond.

                                 RISKS
General Risk
	There is no guarantee that the Fund's investment objective will be met. The Fund's yield, share price and investment return can fluctuate so you may receive more or less than your original investment upon redemption. Loss of money is a risk of investing in the Fund. Investing in the Fund subjects you to other risks, including:

Interest Rate Risk
	The net asset value of the Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. When interest rates change, intermediate term bonds generally have less market fluctuation than long-term bonds.

Credit Risk
	Credit risk is the ability of municipal issuers to meet their payment obligations.

Hawaii Securities
	The Fund primarily invests in obligations of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain changes in Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives.

	All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state's high level of debt. However, the State General Fund has operated within planned deficits or with ending fund balances since December 1962.

Concentration Risk
	The Fund is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the State of Hawaii. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Hawaii. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds.

Non-Diversified, Open End Management Investment Company
	The Fund is non-diversified and its assets may be invested in fewer issuers than a diversified fund. If the value of portfolio securities changes, the Fund's net asset value may increase or decrease more rapidly than a diversified fund.

Tax Laws
	Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected.

	Additional information about the Fund's investments and risks can be found in the Statement of Additional Information ("SAI").



	A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's website, www.leehawaii.com.





                         AVERAGE ANNUAL TOTAL RETURNS
	The bar chart and table shown below provide some indication of the risks of investing in the Hawaii Municipal Fund Institutional Class. The information in the bar chart shows the Institutional Class' performance. The table compares the Hawaii Municipal Fund Institutional Class' average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. The Lehman Muni Bond Index is a rule-based and market-value-weighted index of the tax-exempt bond market. The bar chart and table assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not indicative of future performance.

Year by Year Total Return as of 12/31 each year (%):

[bar graph omitted] plot points as follows:

2003	5.73
2004	4.02
2005	2.67

Best Quarter		3rd Quarter 2004	 3.08%
Worst Quarter		2nd Quarter 2004	-1.76%

Average Annual Total Returns for the periods ended December 31, 2005
									     Inception
						     1 Year 	  October 22, 2002
Return Before Taxes				2.67%		    	4.84%
Return After Taxes on Distributions		2.61%			4.82%
Return After Taxes on Distributions		3.19%			4.78%
   and Sale of Fund Shares
Lehman Muni Bond Index			      3.51%	           	5.23%
   (reflects no deduction for fees, expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.




















                    RISK RETURN SUMMARY:  FEE TABLE
                HAWAII MUNICIPAL FUND INSTITUTIONAL CLASS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Hawaii Municipal Fund Institutional Class.


Shareholder Fees (fees paid directly from your investments)		NONE
	Shares are offered for investment without any sales charges.



Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees							0.50%
Distribution (12b-1) Fees				      NONE
Other Expenses							0.23%
     Total Annual Fund Operating Expenses			0.73%


	The Fund has arrangements with its custodian bank to reduce fees through custodian arrangements. Such credits may cease at any time. Custody credits reduced Total Annual Fund Operating Expenses from 0.73% to 0.69%.


EXAMPLE
       This example is intended to help compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Institutional Class for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Institutional Class operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:

     	1 year		3 years		5 years		10 years
	 $75		        $233		 $406			  $906
















FINANCIAL HIGHLIGHTS*

	The financial highlights table is intended to help investors understand the Hawaii Municipal Fund Institutional Class' financial performance for the period of its existence. Certain information reflects financial results for a single share of the Hawaii Municipal Fund Institutional Class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the SAI, or Annual Report, which are available upon request.

Hawaii Municipal Fund Institutional Class

Years Ended September 30,

                                      2005           2004           2003*
Net asset value
   Beginning of year	              $11.22	     $11.23	        $10.91

Income from investment operations
   Net investment income		     .44		  .51		     .47
   Net gain (loss) on securities
   	(both realized and unrealized)    (.09)	         -  	     .32
    Total from investment operations     .35		  .51		     .79

Less distributions
   Dividends from net investment income	(.44)		(.51)		    (.47)
   Distributions from capital gains	      (.02)       (.01)  	      - **

      Total distributions		      (.46)		(.52)		    (.47)
   End of year	                      $11.11	    $11.22	        $11.23

Total return	                        3.14%	      4.58%	          7.36%

Ratios/Supplemental Data
   Net assets, end of year (in 000's)   $2,999	    $3,096	        $2,814
   Ratio of expenses to average
   	net assets (a)	                   .73%	       .75%	           .76%***
   Ratio of net investment income
   	to average net assets	            3.89%	      4.23%	          4.47%***

Portfolio turnover	                 26.82%	     10.53%	         16.40%

(a)	The ratio of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement for the Institutional Class were .69%, .73%, and .74% for the periods ended September 30, 2005, 2004 and 2003, respectively.

* The Hawaii Municipal Fund Institutional Class commenced operations October 22, 2002.
**     Less than $.01 per share.
***   Annualized.


OTHER INVESTMENT PRACTICES
	The Fund's investments are subject to other limitations described in the SAI. The Fund may:

[Bullet] Hedge its portfolio partially or fully against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

[Bullet]   Engage in "when-issued" or "delayed delivery" transactions.
Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

[Bullet] Enter into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.

{Bullet] Purchase bonds whose interest is treated as an item of tax preference for purposes of determining federal alternative minimum tax liability.

       During periods of adverse market conditions the Fund may not achieve its investment objective. For temporary defensive purposes, including when Hawaiian tax-exempt securities are unavailable, the Fund may invest in money market instruments. The interest on these instruments may be subject to federal or state income taxes.

                           INVESTMENT MANAGER

	The Investment Manager for the Fund is Lee Financial Group Inc. ("Lee Financial"), 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. Lee Financial was founded in 1988 and currently manages over $160 million for two tax-exempt funds. Lee Financial is responsible for: investing the assets of the Fund, providing investment research, administering the Fund's daily business affairs, continuous review and analysis of state and local economic conditions and trends, and evaluating the portfolio and overseeing its performance. As compensation for the services provided by Lee Financial, the Fund paid Lee Financial 0.50 of one percent (0.50%) of its average daily net assets for the most recent fiscal year. A discussion regarding the basis for the Board of Directors approving the investment management contract of the Fund is available in the Fund's September 30, 2005 annual report to shareholders.

                            PORTFOLIO MANAGER
	Louis F. D'Avanzo is the portfolio manager of the Fund. Mr. D'Avanzo has managed the Hawaii Municipal Fund since August 1991. He has been employed by Lee Financial since July 1989. Mr. D'Avanzo has a BA in Economics from Tufts University. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares in the Fund.



                                FUND PRICING
	The net asset value per share for the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm EST). Fund shares will not be priced on the days on which the New York Stock Exchange is closed.

	The Fund's shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors of the Company. When events occur which may affect the accuracy of available quotations for the Fund's investments, the Fund may use fair value pricing procedures approved by the Board. The price determined by the Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.

                          PURCHASING FUND SHARES
	Shares are distributed through First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822 or from members of the National Association of Securities Dealers who have dealer agreements with First Pacific Securities, Inc. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

	In order to establish a new account, a completed application should accompany an investment in the Fund. Purchases can be made by submitting a check or wiring funds. Checks must be made payable to; "Hawaii Municipal Fund." New account applications and additional investments can be mailed to:
First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI
96822.

	First Pacific Recordkeeping, Inc. performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

	The Fund is offered for investment on a no-load basis, meaning investors do not pay any sales charges. The minimum initial investment to open an account is $1,000,000.00. The minimum subsequent investment is $1,000.00. For subsequent investments, shareholders should include their Fund account number on the check. The minimum initial investment may be waived under certain circumstances approved by the management of the Fund.


	From time to time, the Investment Manager and its affiliates pay, from their own resources, a fee to financial institutions that generate purchase orders. These fees are described in the SAI.


	Purchases received by the close of the New York Stock Exchange (generally 4:00 pm EST) are confirmed at that day's net asset value. Purchases received after the close of the New York Stock Exchange are confirmed at the net asset value determined on the next business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction.
First Pacific Securities, Inc. reserves the right to accept or reject any purchase.

Customer Identification Program
	Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted.
After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Automatic Investment Plan
	Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institutions. A minimum investment of $1,000.00 each month is required for participation in the plan.

Service Agents
	Shares of the Fund may be purchased by customers of service agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers ("Service Agents"). Service Agents will be allowed to place telephone purchase and redemption orders. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

	The Fund relies upon the integrity of Service Agents to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Agents properly submitted to it all purchase and redemption orders received from the Service Agent's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

                  REDEEMING AND EXCHANGING FUND SHARES
	Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will be processed but proceeds may be delayed until checks received for the purchase of shares have cleared.

	The redemption price of shares is based on the next calculation of the net asset value after the order is placed. There are no sales charges or fees for redeeming shares. Redemptions may be suspended when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or when the Securities and Exchange Commission deems an emergency exists and permits such suspension or postponement.

	The proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record within five business days.

	If the amount being redeemed exceeds $50,000.00, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived under certain circumstances.

	If your account falls below $500.00, you may be asked to increase your balance. If it is still below $500.00 after 60 days, the Company may close your account and send you the proceeds. Shares will not be redeemed if an account is worth less than $500.00 due to a market decline.

Telephone Redemptions (808) 988-8088
	To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:
	Fund Name
	Account Number
	Name and address exactly as registered on that account
	Social security number or tax identification as registered on that account
	Dollar or share amount to be redeemed

	If these procedures are followed, the Company, the Fund and First Pacific Securities, Inc. will not be responsible for the authenticity of instructions received by telephone or any loss, liability cost or expense.

Written Redemption Requests
	If telephone redemption privileges are not established, a written redemption request should be sent to First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request must include: registration of account, account number, the dollar or share amount to be redeemed and a signature (signed exactly as the account is registered).

Exchanging Shares
	An exchange is the selling of one class of a Fund to purchase shares of the same class of another Company portfolio. Generally, shareholders of the Company's portfolios can automatically participate in the telephone exchange program (unless they have indicated otherwise). Exchange privileges are not, however, available for the Institutional Class because only the Hawaii Municipal Fund offers Institutional Class shares.


Frequent Purchases and Redemptions of Fund Shares
	The Board of Directors ("Board") of the Company has determined that market timing or frequent, short-term trading is not in the best interest of a Fund or its shareholders. Short-term trading creates certain transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. In order to deter such trading activity, the Board has determined to limit shareholders in each Fund to six exchanges among the Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts. In order to implement this policy, the Funds are directed to monitor trading activity in the Funds and follow the policies and procedures which are available in the Funds' SAI. The Board recognizes that these procedures may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Funds' administrator ("Administrator") will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.


             DISTRIBUTIONS, CAPITAL GAINS AND TAX CONSEQUENCES
	Shareholders begin earning dividends on the next business day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month. The Fund will automatically credit monthly distributions and any annual capital gain distributions to an investor's account in additional shares of the Fund at net asset value, unless an investor elects otherwise.


	The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). It is expected that the Fund will predominantly distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from the net capital gain of the Fund will generally be taxable to you as long-term capital gain. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

	Fund distributions generally will be taxable to you in the year in which they are paid except that distributions declared in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.


	You should note that if you purchase shares just prior to a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

	You will recognize taxable gain or loss on a sale or redemption of your shares, based on the difference between your cost basis in the shares and the amount you receive for them. (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Moreover, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

	Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

	You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

	       The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.

	Shareholders of the Fund that are subject to Hawaii income taxes will not be subject to Hawaii income taxes on the Fund's dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Hawaii income tax.

	Interest on Hawaiian obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax generally applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

	Generally, the Fund's distributions to any shareholders who are residents in states other than Hawaii will constitute taxable income for state and local income tax purposes.

	The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



       The SAI dated February 1, 2006 includes additional information about the Fund and is incorporated by reference into (legally part of) this prospectus. Additional information about the Fund's investments is available in the Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

	To request the SAI, the Annual and Semi-Annual Report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or
(800) 354-9654 inter-island or visit the Fund's website at www.leehawaii.com. The Company provides the information at no charge to shareholders.


	Information about the Company (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call the Commission at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Company are available on the EDGAR Database on the Commission's Internet site at www.sec.gov and upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

SEC File number:  811-05631













































   PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
                     FIRST PACIFIC MUTUAL FUND, INC.
                      HAWAII MUNICIPAL FUND SERIES
                     HAWAII INTERMEDIATE FUND SERIES
                             Investor Class
                           Institutional Class
                   STATEMENT OF ADDITIONAL INFORMATION

                         dated February 1, 2006

	First Pacific Mutual Fund, Inc. ("Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information ("SAI") all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. Hawaii Municipal Fund ("Municipal Fund") and Hawaii Intermediate Fund ("Intermediate Fund"), are each a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Both Funds offer two classes of shares: Investor Class and Institutional Class. As of the date of this SAI, the Institutional Class is only offered for the Municipal Fund. Both Funds are managed by Lee Financial Group Inc. (the "Investment Manager").


	This SAI is not a prospectus and should be read in conjunction with the Corporation's Prospectuses. A copy of each Prospectus dated February 1, 2006 and shareholder reports may be obtained without charge by calling (808) 988-8088 (collect) or (800) 354-9654 inter-island or visiting the Funds' website at www.leehawaii.com.


	The Prospectus and this SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("Commission" or "SEC"). This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


	The audited financial statements and the related report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm of the Funds, are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.
                               TABLE OF CONTENTS
Fund History  .................................................................2
Investment Strategies and Risks................................................2
Description of Municipal Securities Ratings ..................................11
Tax Information...............................................................23
Management of the Fund........................................................25
Investment Management Agreement  .............................................28
Portfolio Manager.............................................................31
Custodian ....................................................................32
Fund Accounting ..............................................................33
Independent Registered Public Accounting Firm ................................33
Portfolio Transactions .......................................................34
Purchasing and Redeeming Fund Shares..........................................35
The Distributor ..............................................................36
Transfer Agent................................................................37
Performance ..................................................................39


                                    FUND HISTORY

	The Corporation was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to each class of a Fund. The Corporation is an open-end, management investment company and each Fund is not diversified. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the respective Fund or class of a Fund, and (2) equal dividend, distribution and redemption rights to assets of the respective Fund or class of a Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series or classes of stock but will not issue any senior securities.

       Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the members of the Corporation's Board. If the Corporation is liquidated, the shareholders of the Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Corporation will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Corporation. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940, as amended ("1940 Act"). Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

	The Board has authorized two classes of shares for each Fund, Institutional Class shares and Investor Class shares. The two classes represent interests in the same assets of the Fund and, except as discussed below, are identified in all respects. Institutional Class shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a 12b-1 plan. Investor Class shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Distribution and shareholder servicing fees reduce a class' net income, dividends and NAV to the extent the Fund has undistributed net income. Institutional Class shares do not have exchange privileges and higher investment minimums. The Intermediate Fund does not currently offer Institutional Class shares.


	The Fund may use "First Pacific" in its name so long as Lee Financial Group Inc. or an affiliate thereof, acts as its investment manager.


                       INVESTMENT STRATEGIES AND RISKS

       The investment objective of each Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The Municipal Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with maturities of up to 40 years and the Fund has an average expected maturity of 10-25 years. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Each Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

       Fundamental investment restrictions, which limit the investments of each Fund, provide that each Fund may not:

      1.	      Issue senior securities.

	2.	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25%
may be invested in one issuer.

	3.	Invest more than 25% of its assets in a single industry.  The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on a Fund's performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

	4.	Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund.  Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient.  In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund.  The Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.  Notwithstanding this investment restriction, the
Fund may enter into "when-issued" and "delayed delivery" transactions.

	5.	Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

	6.	Buy any securities "on margin."  The deposit of initial or
maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

	7.	Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

	8.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

	9.	Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's net assets would be so invested.

	10.	Make investments for the purpose of exercising control or
participation in management.

	11.	Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

	12.	Invest in equity, interests in oil, gas or other mineral exploration or development programs.

      13. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

	14. Each Fund will invest, under normal circumstances, at least 80% of its total net assets in investments in which the income is exempt from both federal and State of Hawaii income tax. The total net assets subject to this 80% requirement may include securities that generate income subject to the alternative minimum tax.

	Each Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the respective Fund's outstanding shares or (ii) 67% of the respective Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

	Frequent portfolio turnover is not anticipated. Each Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. Each Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the respective Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

	Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers.  Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of
Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax.
Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities, and therefore the Intermediate Fund generally expects to invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include
"industrial revenue bonds."  General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed.  Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The
"issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment
obligations, of the municipal securities.   Zero coupon bonds are debt
obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream.
As a result, the bonds are rated AAA by the rating agencies.

	Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by a Fund will meet the criteria established for the purchase of municipal securities.

	Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues, accordingly the Intermediate Fund will invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Additionally, the Funds will seek to reduce risk through investing in multiple issuers, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

	Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies;
hence a Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. A Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.

	Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

	1.	General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

	2.	Bonds issued under special improvements statutes;

	3.	Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

	4.	Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

	All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

	The Constitution provides that determinations of the total outstanding indebtedness of the State and the exclusions therefrom shall be made annually and certified by law or as prescribed by law. General obligation bonds may be issued by the State provided that such bonds at the time of issuance would not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. For the purposes of such determination, General Fund revenues of the State do not include monies received as grants from the federal government and receipts in reimbursement of any reimbursable general obligation bonds which are excluded in computing the total indebtedness of the State.

	Because a Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.


     According to the State of Hawaii Department of Business, Economic Development and Tourism's ("DBEDT"), "[h]igher-than expected rates of growth in employment, personal income, and tax collections are indicative of the continuing system-wide expansion of Hawaii's economy." The data below has been gathered from DBEDT's Quarterly Statistical Economic Report from December 2005.

      Hawaii's civilian employment had the highest quarterly rate of growth in fifteen years in the third quarter of 2005 with an average of 621,500 people employed. The unemployment rate was 2.9% in the third quarter of 2005 (the lowest unemployment rate in the nation according to the Bureau of Labor statistics), compared to 3.3% in the third quarter of 2004.

       Non-Agricultural wage and salary jobs were up 2.9% in the third quarter of 2005. Contributing to the increase during this period were the Natural Resources, Mining Construction, Transportation, Warehousing and Utilities, Professional and Business Services and Retail Trade job sectors, which amounted to increases of 9.7%, 8.3%, 4.3%, and 3.4% respectively.

     According to the U.S. Bureau of Economic Analysis, Hawaii's nominal personal income rose 8.2% in the second quarter of 2005 from the second quarter of 2004. In addition, most industries saw year-to-year quarterly increases in earnings with the exception of Forestry and Fishing, Utilities, and Information.

     General fund tax revenue increased by 16.2% in the third quarter of 2005 compared to the third quarter of 2004. For the third quarter of 2005, net individual income tax collections increased 11.0% while net corporate income taxes and transient accommodation revenues increased 342.7% and 3.8%, respectively.

     In the third quarter of 2005, the number of visitor arrivals by air increased by 7.3%, in the same period, domestic arrivals were up 9.6% while international arrivals increased 1.7%. Hotel occupancy rates also increased to 84.4% in the third quarter of 2005, compared to 81.5% in the third quarter of 2004.

     On balance, construction activity indicators remained positive for the third quarter of 2005. Private building authorizations increased 19.5%, and the number of construction jobs was up 9.7%. In addition, in the second quarter of 2005, total bankruptcy filings increased by 15.8%, the first quarterly increase in bankruptcy filings in fourteen quarters. DBEDT attributed that this increase was in anticipation of the stiffening bankruptcy laws.

	DBEDT reported that "[t]he level of Hawaii's economic growth depends considerably on the condition of the Mainland U.S. and Japan economies. According to the Blue Chip Economic Forecast, an average of about 50 major U.S. forecasts, U.S. real GDP is projected to rise 3.5% in 2005 and 3.3% in 2006. Positive forecasts of Japan's economy suggest more support for Hawaii's continued economic growth. The Blue Chip Economic Forecast projects that Japan's real GDP will grow 2.0% in 2005 and 1.9% in 2006. The improved income forecast appears to reflect in the rate of current visitor arrival from Japan. DBEDT anticipates projections of reasonably strong economic growth for the Mainland U.S. while Japan is expected to grow at a slower pace.

	DBEDT also has predicted that, due to the strength of both the U.S. and Japanese visitor markets, in 2005 visitor arrivals should increase 6.5%, visitor expenditures should increase 6.9% and visitor days to increase 6.5% over 2004 levels. In 2006, visitor arrivals, visitor expenditures and visitor days are projected to increase 2.9%, 5.8% and 2.9% respectively. Job growth is expected to remain positive in 2005 and should have a positive growth rate of 2.7%. Prospects for all three main supports of Hawaii's economy, visitor industry, federal spending, and private construction, continue to remain strong. These economic forecasts assumed that no new catastrophic event will occur to impact the Hawaii economy.


	U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation.

	Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by Standard & Poor's Ratings Service ("S&P" or "Standard & Poor's") or Aa3, or better, by Moody's Investors Service ("Moody's"); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Investment Manager determines that there is a period of adverse market conditions, including when Hawaiian tax-exempt securities are unavailable, each Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When a Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of The Fund.
	Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully a Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

	Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which a Fund is required to deposit additional maintenance margin, and if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When a Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. Each Fund will comply with SEC requirements concerning such excess margin.

	Each Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When a Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

	When a Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, a Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that the exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. A Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of a Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by a Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Funds, under option sale positions must be "covered."

	Each Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, a Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets (taken at current value).

	Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of a Fund if the Investment Manager's predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in a portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due to, among other things, daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit a Fund's ability to enter into positions or close out existing positions, at a favorable price. If a Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where a Fund's exposure is limited to the initial cost of the option.

	Income earned or deemed to be earned, if any, by a Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

	Each Fund's hedging activities are subject to special provisions of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). These provisions may, among other things, limit the use of losses of a Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require a Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. A Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

	If the Investment Manager deems it appropriate to seek to hedge a Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures.
A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities.

	"When-issued" and "delayed delivery" transactions. Each Fund may engage in "when-issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities.
These transactions are subject to market fluctuation, the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Funds, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, a Fund will comply with such segregation or cover requirements. Each Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.

	Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount a Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. Each Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Funds and will be used as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. A Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.


                  DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Short-Term Credit Ratings

       A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

       "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

	Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

       Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

       "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

       "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

       "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

       "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


       Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

       "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

       "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

       "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

       "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

       "D" - Securities are in actual or imminent payment default.

       "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.


       The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

	"R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, few entities are strong enough to achieve this rating.

	"R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

	"R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

	"R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

	"R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

	"R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

	"R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated
"R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

	"D" - Short-term debt rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


Long-Term Credit Ratings

       The following summarizes the ratings used by Standard & Poor's for long-term issues:

       "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" - An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

       "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

       "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

	Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


       The following summarizes the ratings used by Moody's for long-term debt:

       "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

       "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

       "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

       "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

       "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

       "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

       "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

       "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

       "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

       Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


	The following summarizes long-term ratings used by Fitch:

       "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       "AA" - Securities considered to be investment grade and of very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

       "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

       "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

       "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

       Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

       "NR" indicates that Fitch does not publicly rate the issuer or issue in question.


       The following summarizes the ratings used by DBRS for long-term debt:

	"AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

	"AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases, it differs from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

	"A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

	"BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

	"BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

	"B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

	"CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

	"D" - Long-term debt rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

	("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.


Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating.
A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          [Bullet]  "Positive" means that a rating may be raised.
          [Bullet] "Negative" means that a rating may be lowered. [Bullet] "Stable" means that a rating is not likely to change. [Bullet] "Developing" means a rating may be raised or lowered.

Moody's

      Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG") or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event).
In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action.
Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

	Rating Trends: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

	Rating Actions: In addition to confirming or changing ratings, other DBRS rating actions include:

	(1) Suspended Ratings. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

	Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

	(2) Discontinued Ratings. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

	(3) Ratings "Under Review." In practice, DBRS maintains continuous surveillance of the entities it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

	Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


Municipal Note Ratings

       A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-
1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

        "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

       "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

       "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

       "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

       In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

       When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

       VMIG rating expirations are a function of each issue's specific structural or credit features.

       "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

       "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

       "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

       "SG" - This designation denotes speculative-grade credit quality.
Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


       Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, information or based on other circumstances.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.



                                TAX INFORMATION

	Each Fund qualified during its last taxable year and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code, and to invest all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

	A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.


	For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.


	An investment in a tax-exempt fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof.
"Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


	As of September 30, 2005, the Municipal Fund did not have any capital loss carryforwards. The Intermediate Fund had an unused capital loss carryforward of $2,052.




                              MANAGEMENT OF THE FUND

	The Officers and Directors of the Corporation, their principal occupations for the last five years and their affiliation, if any, with the Investment Manager, or the Corporation's Distributor, are shown below. Interested persons of the Corporation as defined in the 1940 Act are indicated by an asterisk (*) in the table below. The Officers of the Corporation manage its day-to-day operations. The Corporation's Investment Manager and its Officers are subject to the supervision and control of the Directors under the laws of the state of Maryland.


Name, Age
and address
Position & Office With the Corporation
Term of Office and Length of Time Served
Principal Occupation During the Past Five Years
Number of Portfolios in Fund Complex Overseen by Director


DISINTERESTED DIRECTORS
Clayton W.H. Chow (53)
896 Puuikena Dr.
Honolulu, HI  96821
Director
Unlimited Term
17 years
Office Technology Specialist, Xerox Corporation
Account Executive, Roadway Express
2

Lynden M. Keala (51)
47-532 Hui Iwa St.
Kaneohe, HI 96744
Director
Unlimited Term
16 years
Account Executive, The Relizon Company
Account Executive, Xpedx (Distribution Division of International Paper)
2


Stuart S. Marlowe (65)
PO Box 630507
Lanai City, HI  96763
Director
Unlimited Term
17 years
Owner, Surfside Sales and Marketing (Sales and marketing of music for the State of Hawaii)
Vice President/General Manager, Navarre Corp. (Distributor of music and software products.)
2


Karen T. Nakamura (61)
1727 Dillingham Boulevard
Honolulu, HI  96819

Director
Unlimited Term
8 years
Executive Vice President & CEO, Building Industry Association of Hawaii Vice President, Wallpaper Hawaii, Ltd.
2


Kim F. Scoggins (58)
220 S. King Street, #1800
Honolulu, HI  96813
Director
Unlimited Term
8 years
Commercial Real Estate, Colliers Monroe Friedlander, Inc.
Real Estate, 1250 Oceanside Partners
2


INTERESTED DIRECTORS
*Terrence K.H. Lee (48)
593 Moaniala Street
Honolulu, HI  96821
Director, President and CEO
Unlimited Term
17 years
Director, President and CEO, Lee Financial Group Inc., First Pacific Securities, Inc., and First Pacific Recordkeeping, Inc.
2


OFFICERS
Nora B. Simpson (45)
503 Blackbird Drive
Hockessin, DE  19707
Treasurer, Chief Compliance Officer, Assistant Secretary
Vice President, CCO and CFO, Lee Financial Group Inc., First Pacific Securities, Inc., and First Pacific Recordkeeping, Inc.


Charlotte A. Meyer (52)
64-5251 Puu Nani Drive
PO Box 2834
Kamuela, HI  96743
Assistant Treasurer
Director, Treasurer and Vice President, Lee Financial Group Inc., First Pacific Securities, Inc., and First Pacific Recordkeeping, Inc.


Jean Chun Lee (49)
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822
Secretary
Director, Secretary and Vice President, Lee Financial Group Inc., First Pacific Securities, Inc., and First Pacific Recordkeeping, Inc.

There are no other Directorships held by any of the Directors.
Terrence K.H. Lee and Jean Chun Lee are husband and wife.
Terrence K.H. Lee is an interested person of First Pacific Mutual Fund, Inc. by virtue of his relationship as President of the investment adviser, principal underwriter and transfer agent and has had a material and professional relationship with the Corporation for the last two completed calendar years.


Audit Committee
      The Audit Committee of the Fund ("Committee") oversees the Fund's financial reporting process and internal controls and monitors the Fund's internal audit plans. With the assistance of the independent accountants of the Fund, the Committee ensures the adequacy of Fund reporting, internal controls and personnel, information systems, quality of the Fund's accounting principles, clarity of the Fund's financial disclosures and degree of aggressiveness or conservatism of accounting principles.


     The Committee provides assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to fund accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund's officers.

     Each non-interested Director serves as a member of the Committee.

     Audit Committee Meetings were held on December 20, 2004 and January 9,
2006.


Nominating Committee
     The Nominating Committee's mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

      Each non-interested Director serves as a member of the Nominating
Committee.


     A Nominating Committee meeting was held on September 21, 2005.


     The Nominating Committee will not consider nominees recommended by security holders.


Set forth below is the dollar range of securities of the Funds or the Corporation beneficially owned by the Director as of December 31, 2005:

		  					 Aggregate Dollar Range of Securities
					                   in all Registered Investment
				Dollar Range of        Companies overseen by Director in
Name of Director		Securities In the Funds	  Family of Investment Companies
Disinterested Directors
Clayton W.H. Chow	Municipal Fund $1-$10,000			$1- $10,000
Lynden M. Keala		Municipal Fund $1-$10,000		$1- $10,000
Stuart S. Marlowe		Municipal Fund over $100,000		over $100,000
				Intermediate Fund over $100,000
Karen T. Nakamura		Municipal Fund over $100,000		over $100,000
				Intermediate Fund over $100,000
Kim F. Scoggins		Municipal Fund $1-$10,000		$1- $10,000

Interested Directors
Terrence K.H. Lee		Municipal Fund $1-$10,000		$1- $10,000

	The compensation of the Officers, other than the Corporation's Chief Compliance Officer, who are interested persons (as defined in the 1940 Act) of the Investment Manager is paid by the Investment Manager. The Corporation pays the compensation of all other Directors of the Corporation who are not interested persons of the Investment Manager for services or expenses incurred in connection with attending meetings of the Board of Directors and pays the compensation of the Chief Compliance Officer. The Directors and Officers as a group own less than 1% of each Fund's shares. Set forth below is the Directors and Chief Compliance Officer's compensation for the most recent fiscal year:

			Aggregate	  Pension or	     Estimated 	  Total
			Compensation  Retirement Benefits  Annual         Compensation
Name of Person    From		  Accrued As Part of   Benefits Upon  From
Position          Corporation   Corporation Expenses Retirement     Corporation
Disinterested Directors
Clayton W.H. Chow		$1,100.00	   0			0	      $1,100.00
Director

Lynden M. Keala		$900.00	   0		     	0		$900.00
Director

Stuart S. Marlowe		$900.00	   0			0		$900.00
Director

Karen T. Nakamura		$800.00	   0			0		$800.00
Director

Kim F. Scoggins		$900.00	   0			0		$900.00
Director

Chief Compliance Officer
Nora B. Simpson		$23,964	   0			0		$23,964

Interested Directors
Terrence K.H. Lee		0		   0			0		0
Director, President


Code of Ethics
	The Corporation has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by a Fund. The Distributor and Investment Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of 1940, as amended, that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by a Fund.

Proxy Voting Policies
       The Proxy Voting Procedures ("Procedures") of the Corporation are attached as Exhibit A to this SAI. The purpose of these Procedures is to set forth the process by which a Fund will vote proxies related to the assets in its investment portfolio. Under normal circumstances, a Fund does not hold any voting securities in its investment portfolio. However, under limited circumstances, a Fund may hold money market mutual fund shares. The Procedures have been approved by the Board and may be amended only by the Board.

       The Board has delegated its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Inc., provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.


       Information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting the Investment Manager or by visiting the Funds' website at www. leehawaii.com or the SEC's website at www.sec.gov.


Disclosure of Portfolio Holdings Policies
	The Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings
("Procedures") of the Corporation are attached as Exhibit C to this SAI.


	The Funds' disclosure of portfolio holdings is currently limited to its primary service providers, including its independent auditors, custodian, administrator and legal counsel, in connection with the on-going operations of the Fund.



                     INVESTMENT MANAGEMENT AGREEMENT

	Subject to the authority of the Directors and under the laws of the State of Maryland, the Investment Manager and the Corporation's Officers will supervise and implement each Fund's investment activities. The Investment Manager implements the investment program of each Fund and the composition of its portfolio on a day-to-day basis.

	The Investment Management Agreement between the Investment Manager and the Corporation provides that the Investment Manager will provide portfolio management services to a Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Manager is responsible for evaluating the portfolio and overseeing its performance.


	The Investment Manager also administers the business affairs of the Corporation, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation, other than as the Corporation's Chief Compliance Officer, if duly elected to such positions. The Investment Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision, remuneration of Directors, Officers, other than the Corporation's Chief Compliance Officer, and other personnel, rent, and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Corporation, providing the necessary office space, equipment and personnel for Fund business and assisting in the maintenance of each Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Corporation, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of a Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Corporation, its Directors or Officers may be subject or a party thereto. As compensation for the services provided by the Investment Manager, each Fund pays the Investment Manager a fee at the annual rate of 0.50 of one percent (0.50%) of its average daily net assets.

	Fees paid by the Municipal Fund for the three most recent fiscal years:

			          Investment Management	  Management
	                             Agreement		  Fees Waived
				2005*		$746,186			$0
				2004*		$726,550			$0
				2003*		$693,103			$0

	*Includes fees paid by both the Institutional and Investor Classes. The Institutional Class commenced operations on October 22, 2002.

	Investment Management Fees paid by the Municipal Fund are allocated to the proper class of shares based on the assets in each class.

	Fees paid by the Intermediate Fund Investor Class for the three most recent fiscal years:

			 	    Investment Management	  Management
				          Agreement		 Fees Waived
				2005		$49,118			$9,862
				2004		$42,370			$8,560
				2003		$33,136			$15,126


	The Hawaii Intermediate Fund is contractually obligated to pay the Investment Manager 0.50 of one percent (0.50%) of its average daily net assets for the most recent fiscal year; however, the Investment Manager voluntarily agreed to waive 0.10 of one percent (0.10%) of its average daily net assets. This waiver can be modified or terminated at any time.

	The Investment Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

	In the event the expenses of each Fund for any fiscal year exceed the limit set by applicable regulation of state securities commissions, if any, the compensation due to the Investment Manager hereunder will be reduced by the amount of such excess.

	The current Investment Management Agreement between the Municipal Fund and the Investment Manager was initially approved on May 14, 1991 and the Investment Management Agreement between the Intermediate Fund and the
Investment Manager was initially approved on July 7, 1994. The Investment Management Agreements continue in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Investment Management Agreements provide that either party may terminate by giving the other not more than sixty days', nor less than thirty days', written notice. Each Investment Management Agreement will terminate automatically if assigned by either party.

	The Investment Manager's activities are subject to the review and supervision of the Corporation's Board of Directors, to whom the Investment Manager renders periodic reports of each Fund's investment activities.

	The Investment Manager also serves as administrator for the Corporation pursuant to an Administrative Agreement initially approved by the Directors on October 14, 1999. The Administrative Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation. Administrative services shall include the compliance matters of the Funds. Pursuant to the Administrative Agreement, the administrator will receive a fee calculated at an annual rate of up to 0.05 of one percent (0.05%) of each Fund's average daily net assets.

	The Administrator shall furnish each Fund administrative services. Administrative services shall include, but are not limited to, the following compliance matters of each Fund: filings with the SEC, the National Association of Securities Dealers, and state and other regulatory organizations (updating, amending and filing prospectus, annual and semi-annual reports, proxy material and blue sky requirements); establishing and maintaining written supervisory procedures and compliance manuals; researching and communicating changes in applicable rules and regulations; and preserving all books and records.


	Fees paid by the Municipal Fund for the three most recent fiscal years:

	     				   Administrative		Administrative
				            Agreement		 Fees Waived
				2005*		$29,262			$0
				2004*		$28,457			$0
				2003*		$27,300			$0

	*Includes fees paid by both the Institutional and Investor Classes. The Institutional Class commenced operations on October 22, 2002.

	Fees paid by the Intermediate Fund Investor Class for the three most recent fiscal years:

				 	   Administrative		  Administrative
				           Agreement		  Fees Waived
				2005		$1,963			$0
				2004		$1,690			$0
				2003		$1,322			$0


	Certain Officers and Directors of the Corporation are also Officers or Directors, or both, of Lee Financial Group Inc. Terrence K.H. Lee, President of the Corporation and the Investment Manager, owns the majority of the stock of, and controls, the Investment Manager. The stock of the Investment Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.


	As of January 10, 2006, the following persons held of record or beneficially 5% or more of the outstanding shares of the Hawaii Municipal Fund
Investor Class:	None.

	As of January 10, 2006, the following persons held of record or beneficially 5% or more of the outstanding shares of the Hawaii Municipal Fund Institutional Class:
	Circle Trust Company (CAMCO)
	80 West Street, Suite #201
	Rutland, VT  05701
	81.78%

	Alton K. Fujii Trust
	Alton K. Fujii Declaration of Trust
	900 Punahou Street, #201
	Honolulu, HI  96826
	18.21%

	As of January 10, 2006 the following persons held of record or beneficially 5% or more of the outstanding shares of the Hawaii Intermediate Fund Investor Class:
	Stuart Marlowe and
	Kathy Marlowe JT WROS
	PO Box 630507
	Lanai City, HI  96763
	13.63%


                                PORTFOLIO MANAGER

	Louis D'Avanzo serves as the Portfolio Manager of each Fund.

	Other Accounts Managed: The following provides information regarding other accounts, other than the Funds, managed by Mr. D'Avanzo as of September 30, 2005.



							  Number of
							  Accounts		  Total Assets
							 Managed with	  Managed With
		  Number of				 Performance	  Performance
Type of	  Accounts	 Total Assets	   Based		    Based
Accounts	  Managed      Managed		Advisory Fees	 Advisory Fees

Registered
Investment
Companies       None         $0               None               $0

Other Pooled
Investment
Vehicles	    None         $0               None  		     $0

Other Accounts  111	$20,263,805           None		     $0


	Ownership of Securities: Mr. D'Avanzo did not beneficially own any shares of the Funds as of September 30, 2005.

	Compensation: Mr. D'Avanzo's compensation is a fixed salary that is set by industry standards. His salary is not based on Fund or account performance. In addition, all employees meeting certain participant requirements, including Mr. D'Avanzo, are eligible to participate in the Investment Manager's 401k plan profit sharing plan, in which certain employer contributions are based on the overall financial condition of the Investment Manager.

	Conflicts of Interest: Mr. D'Avanzo is responsible for managing the Funds as well as other accounts. Mr. D'Avanzo may manage accounts which may have materially higher or lower fee arrangements than the Funds. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, it is possible that due to varying investment restrictions among accounts or other reasons, certain investments could be made for some accounts and not others, or conflicting investment positions could be taken among accounts.

	The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The firm seeks to provide best execution of all securities transactions and may aggregate and then allocate securities to client accounts. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Manager and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected by the Investment Manager between a Fund and another client account. The Investment Manager conducts periodic reviews of trades for consistency with these policies.


                                  CUSTODIAN

	Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, is the custodian for each Fund and has custody of all securities and cash pursuant to the terms of a custodian agreement with the Corporation. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.


                               FUND ACCOUNTING

	Ultimus Fund Solutions, LLC., 135 Merchant Street, Suite #230, Cincinnati, Ohio 45246, provides fund accounting services for the Corporation. The monthly accounting fee schedule for each Fund is as follows:

	Calculated fee will be based upon prior month combined average net assets for the Municipal Fund and Intermediate Fund:

	Base fee per year of $60,000.00 plus:
	First $500 million of average daily net assets, .010% (1 basis point) In excess of $500 million, .005% (1/2 basis point)

	The above base fee assumes two portfolios, each with a single class of shares. For a portfolio with more than one class of shares, there is an additional charge of $500.00 per month for each additional class of shares.

	The forgoing fees include 100 portfolio trades per month (exclusive of daily cash investments). For portfolios with more than 100 trades in a month, there is a charge of $5.00 for each trade in excess of 100.

	Additionally, each portfolio is charged $250.00 per month for performance reporting.


	Fees paid by the Municipal Fund for the three most recent fiscal years:

	             	 Fund Accounting		  Fund Accounting
	    		          Agreement		    Fees Waived
			2005*		$79,860			$53,716
			2004*		$104,429			$0
			2003*		$92,136			$0

	*Includes fees paid by both the Institutional and Investor Classes. The Institutional Class commenced operations on October 22, 2002.

	Fees paid by the Intermediate Fund Investor Class for the three most recent fiscal years:

 	      		  Fund Accounting		  Fund Accounting
		                Agreement		    Fees Waived
			2005		$6,747			$2,827
			2004		$5,598			$0
			2003		$6,982			$0



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	The independent registered public accounting firm for the Corporation is Tait, Weller & Baker LLP, 1818 Market Street, Suite #2400, Philadelphia, Pennsylvania 19103-2108.


                            PORTFOLIO TRANSACTIONS

	The Investment Manager will place orders for portfolio transactions for the Funds with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Investment Manager, including quotations necessary to determine the value of the Funds' net assets. Any research benefits derived are available for all clients of the Investment Manager. Since statistical and other research information is only supplementary to the research efforts of the Investment Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, a Fund or the Investment Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Corporation, its Investment Manager, or its Distributor and other principal underwriters acting as agent, and not as principal.
Transactions will only be placed with affiliated brokers if the price to be paid by a Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

	If it is believed to be in the best interests of a Fund, the Investment Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Investment Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

	If purchases or sales of securities of the Funds and of one or more other clients advised by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of each Fund and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

	The Directors have adopted certain policies incorporating the standards of Rule 17e-1 under the 1940 Act issued by the SEC which requires that the commission paid to the Distributor and other affiliates of the Corporation must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.
The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.


	Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Municipal Fund and Intermediate Fund for the three most recent fiscal years: 2005-none, 2004-none, 2003-none.



                     PURCHASING AND REDEEMING FUND SHARES

	Shares of a Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of a Fund were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the distributor.


	Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of a Fund are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund's Transfer Agent prior to a designated time contracted with the Transfer Agent, but not later than 8:00 pm EST, to receive that day's share price. Proper payment for the order must be received by the Transfer Agent within three (3) business days following the trade date. Service Agents are responsible to their customers and the Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

	The Investment Manager and its affiliates provide additional cash payments out of their own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Fund. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list or in sales programs. These payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you.


	The issuance of shares is recorded on the books of the Funds in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

	Under certain circumstances, an investor may purchase Fund shares by delivering to a Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Investment Manager. Prior to sending securities to a Fund with a purchase order, investors must contact the Investment Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Investment Manager based on its judgment as to whether, in each case, acceptance of the securities will allow a Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Investment Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another.
The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

	The minimum initial investment for Investor Class shares is $10,000.00 and the minimum subsequent purchase amount is $100.00. This requirement may be waived under certain circumstances. The minimum initial investment for Institutional Class shares is $1,000,000.00 and the minimum subsequent purchase amount is $1,000.00.


                             THE DISTRIBUTOR

	Shares of the Funds are offered on a continuous basis through First Pacific Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Investment Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.


	Mr. Lee, Director, President and Chief Executive Officer of the Distributor, Ms. Meyer, Director, Vice President and Assistant Treasurer of the Distributor, Ms. Lee, Director, Vice President and Secretary of the Distributor, Ms. Simpson, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Distributor and Mr. D'Avanzo, Vice President of the Distributor, are affiliated with both the Corporation and the Distributor.
Under the Distribution Agreement between the Corporation and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Funds and their investment performance and advertising and public relations material. The Corporation bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation if duly elected to such positions.


	The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Corporation and by the Corporation's disinterested Directors in compliance with the 1940 Act. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

	Investor Class shares are subject to a Distribution Plan. The amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers. There is no Distribution Plan for Institutional Class shares.

	Under the Distribution Plan, a Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the respective Funds' Investor Class shares such as advertising, marketing and distributing the Funds' Investor Class shares and servicing a Fund's Investor Class investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Investor Class investors who are also their clients. Such third party institutions will receive fees based on the average daily value of a Fund's Investor Class shares owned by investors for whom the institution performs administrative and accounting services.

	The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of a Fund's shareholders and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for each Fund was approved by each Fund's initial shareholder(s). The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the respective Fund's Investor Class, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the respective Fund's Investor Class. While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

	The Distribution Plan provides that the Investor Class of a Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% of the average daily net assets of the Investor Class of a Fund. Under the Distribution Plan, the Distributor is entitled to receive from the Investor
Class of a Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25% of the average daily net assets of the Investor Class of a Fund.
The Distribution Plan obligates the Investor Class of a Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Investor Class of the Fund the fee agreed to under the Distribution Plan. Payments under the Distribution Plan are tied exclusively to marketing and distribution expenses actually incurred by the Distributor, and the payments may not exceed distribution expenses actually incurred. Institutional Class shares will not incur any distribution expenses.

	The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.


	Distribution Plan payments by the Municipal Fund Investor Class, by category, for the most recent fiscal year were as follows: Advertising $0; Seminars and Meetings $0; Printing $0; Rent $13,644; Utilities $1,551; Telephone $3,229; Salaries and Wages $192,739; Employee Benefits $8,321; Miscellaneous $0; Total $219,484.

    	Distribution Plan payments by the Intermediate Fund Investor Class, by category, for the most recent fiscal year were as follows: None.



                                  TRANSFER AGENT

	First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, a wholly-owned subsidiary of the Investment Manager, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement initially approved by the Directors on March 15, 1994. The Transfer and Dividend Disbursing Agent Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation or of the Transfer Agent. Pursuant to the Transfer and Dividend Disbursing Agent Agreement, the Transfer Agent will receive a fee calculated at an annual rate of 0.06 of one percent (0.06%) of each Fund's average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

	The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing
U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of a Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of each Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders.

	The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement. Clerical services provided by the Transfer Agent on behalf of the Municipal Fund Investor Class under the Shareholder Services Agreement include personnel as needed, equipment and supplies to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Municipal Fund Investor Class pursuant to the Shareholder Services Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the average daily net assets of the Municipal Fund Investor Class. As of January 21, 1998, the Intermediate Fund no longer charges shareholder service fees.
The Municipal Fund Institutional Class does not pay fees under the Shareholder Services Agreement.


	Fees paid by the Municipal Fund for the three most recent fiscal years:

                                          Shareholder
	      Transfer Agent Transfer Agent  Services         Service
               Agreement    Fees Waived    Agreement       Fees Waived
	2005*	     $104,480	$0		  $146,321		$0
	2004*	     $105,152	$0		  $142,295		$0
	2003*	     $85,084	$0		  $136,509		$0

	*Includes fees paid by both the Institutional and Investor Classes. The Institutional Class commenced operations on October 22, 2002.

	Fees paid by the Intermediate Fund Investor Class for the three most recent fiscal years:

	                                    Shareholder
	      Transfer Agent Transfer Agent  Services         Service
               Agreement    Fees Waived    Agreement       Fees Waived

	2005	     $8,242		$0		   $0			$0
	2004	     $6,282		$0		   $0			$0
	2003	     $3,966		$0		   $0			$0


Financial Statements
	The Financial Statements of the Funds will be audited at least annually by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. The Financial Statements for the fiscal year ended September 30, 2005, Financial Highlights for the respective periods presented and the report of Tait, Weller
& Baker LLP are incorporated by reference into this SAI. However, no other parts of the 2005 Annual Report to Shareholders are incorporated by reference to this SAI. Shareholders may get copies of the Annual Report free of charge by calling the Corporation at the telephone number on the front page of this SAI or by visiting the Funds' website at www.leehawaii.com.


























































EXHIBIT A


                    FIRST PACIFIC MUTUAL FUND, INC.

                       PROXY VOTING PROCEDURES


I.	INTRODUCTION
       The following represents the Proxy Voting Procedures ("Procedures") of First Pacific Mutual Fund and each series thereof ("Fund"). The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio. Under normal circumstances the Fund does not hold any voting securities in its investment portfolio. The Fund may hold money market mutual fund shares under limited circumstances. These Procedures have been approved by the Board of the Fund and may be amended only by the Board.

II.	DELEGATION OF VOTING RESPONSIBILITY
       The Board hereby delegates its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Inc. ("Adviser"), provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

III.	APPROVAL AND REVIEW OF PROCEDURES
       The Adviser has adopted proxy voting procedures and guidelines in connection with the voting of portfolio securities for its clients, as attached hereto as an exhibit. The Board hereby approves such procedures and guidelines.




























                        LEE FINANCIAL GROUP INC.

                         PROXY VOTING POLICIES


I.	INTRODUCTION
       Lee Financial Group Inc. ("Adviser") is the investment adviser to First Pacific Mutual Fund, Inc. ("Fund") and certain individuals ("Accounts" and collectively with the Fund "Clients"). Under normal circumstances the Fund is invested in tax-exempt and other permissible fixed income instruments. The Fund may invest in tax-exempt money market instruments, including money market mutual funds under limited circumstances. The Adviser has the authority to vote proxies for the Fund. The Adviser does not have authority to vote proxies for the Accounts. Therefore, under normal circumstances the Adviser does not vote proxies for clients.

       Proxies must be voted in the best interest of the Fund. The Guidelines set forth below summarize the Adviser's position on various issues of concern to investors, and give a general indication of how Fund portfolio securities, specifically money market mutual funds, will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

       In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser will act prudently, solely in the interest of the beneficial owners of the Fund.

II.	CONFLICTS OF INTERESTS
       The Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Adviser determines that a particular proxy vote involves a material conflict of interest, it may resolve the conflict of interest in several ways, including, without limitation, voting pursuant to the direction of the Fund's Board or a committee of the Board or abstaining. Conflicts may arise as to votes involving an investment company's investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, the Adviser will follow the Guidelines described herein, including the process for handling conflicts.

III.	PROXY ADMINISTRATION
       The portfolio manager and the compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy.

       A report summarizing each corporate issue and corresponding proxy vote will be available to clients upon request.

IV.	GUIDELINES
Mutual Fund Proxies

Election of Directors
Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed -end Fund to Open End Fund
Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements
Vote investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares
Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundable Restriction
Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental
Generally, vote AGAINST proposals to change a funds fundamental investment objective to nonfundamental.

Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund's Subclassification
Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without
Shareholder Approval
Generally, vote FOR proposals.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure
Generally, vote FOR the establishment of a master-feeder structure.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis.

Mergers
Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis.



















































Exhibit B
                      FIRST PACIFIC MUTUAL FUND
                            (the "Fund")

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

A.  Background

	Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has filed a registration statement on Form N-1A with the Securities and Exchange Commission (the "SEC"). Form N-1A requires the Fund to disclose in its prospectuses and statements of additional information certain information about its policies and procedures with respect to the disclosure of its portfolio securities and any ongoing arrangements to make available information about its portfolio securities. The following policies and procedures describe the circumstances under which the Fund or its investment adviser, Lee Financial Group ("LFG"), may disclose the Fund's portfolio securities. Notwithstanding such policies and procedures, any disclosures of the Fund's portfolio securities must be consistent with the antifraud provisions of the federal securities laws and the Fund's or LFG's fiduciary duties.

B.  Policies and Procedures

1. Disclosure of Portfolio Holdings. The Fund and LFG shall only disclose information concerning securities held in the Fund's portfolios under the following circumstances:

(i)	Within 15 days following the end of each calendar month, LFG shall post the securities held by each of the Fund's portfolios on any website maintained for the Fund or otherwise in a manner available to all shareholders, or shall disclose holdings only in publicly available SEC filings; or

(ii)	The Fund or LFG may disclose the Fund's portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so; or

(a)	Examples of instances in which selective disclosure of the
Fund's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with LFG;
disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

(iii)	As required by the federal securities laws, including the 1940 Act, the Fund shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form
N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

2. Confidentiality and Duty not to Trade. In the event that the Fund or LFG discloses the Fund's portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

3. Prohibition against Compensation. Neither the Fund, LFG nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund's portfolio securities.

4. Persons Authorized to Disclose Information. With respect to the monthly disclosure of portfolio holdings on any Fund website, LFG's president or the Fund's Chief Compliance Officer is authorized to prepare and post to any Fund website its portfolio holdings. With respect to any other disclosure of the Fund's portfolio holdings, the Fund's President and Treasurer and LFG's president shall be authorized to disclose such information.

5. Shareholders' Best Interests and Conflicts of Interest. In order to ensure that the disclosure of the Fund's portfolio securities is in the best interests of the Fund's shareholders and to avoid any potential or actual conflicts of interest with LFG, the Fund's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Fund's portfolio securities for legitimate business purposes shall be approved by the Fund's Board of Directors in advance of such disclosure. This requirement shall not apply to the disclosure of the Fund's portfolio securities to the Fund's existing service providers of auditing, custody, proxy voting and other services to the Fund in connection with the provision of their services to the Fund.

6. Board Oversight. The Board shall receive quarterly reports from LFG stating whether disclosures were made concerning the Fund's portfolio holdings, pursuant to these policies and procedures, during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.


























Exhibit C
                      FIRST PACIFIC MUTUAL FUND
                              (the "Fund")

              Form of Policies and Procedures With Respect to
                    Frequent Purchases and Redemptions

Section 1.  Policy

	The Board of Directors (the "Board") of the Fund has determined that market timing or frequent, short-term trading is not in the best interest of the Fund or its shareholders. In order to deter such trading activity, the Board has determined to limit shareholders in each Fund to six exchanges among the Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts as described below. In order to implement this policy, the Funds are directed to monitor trading activity in the Funds and follow the procedures set forth in Section II. The Board recognizes that the procedures set forth in Section II may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Fund's administrator ("Administrator") will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

Section II.  Procedures

	On a bi-weekly basis (once every two weeks), the Administrator shall determine which accounts have placed large exchanges among the Funds using a specified threshold. Initially, the threshold shall be $25,000; however, the threshold may be increased or decreased based upon the initial threshold serving as an adequate basis for detection of excessive short-term trading.
The account history for every exchange transaction over such threshold shall be reviewed.

	If the Administrator determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, the account shall be flagged as a Potential Market Timer ("PMT") and shall undergo further review. The Administrator may use an independent market timing system to assist in the daily review of Fund accounts.

	If after further review, it is determined that a PMT account has exceeded the current trading policy limits or has otherwise engaged in market timing, the Administrator shall take one of the following actions with respect to accounts identified as belonging to the PMT:

Reject additional purchase or exchange orders;
Extend settlement of redemption transactions up to seven days;
Reject all trades in the current PMT account; or Terminate the selling group agreement with the PMT.

	It is understood that it may not be possible to monitor all accounts belonging to the PMT, but reasonable efforts will be made to do so.

	The administrator shall notify the Funds' transfer agent as well as the PMT or, its related financial intermediary, that such action has been taken using procedures adopted by the Administrator that are reasonably designed to document the suspected market timing activity as well as keep the Funds and the Board informed regarding implementation of the frequent trading policy.

	For those accounts held in omnibus account arrangements with financial intermediaries, including: broker-dealers; banks, investment advisers; record-keepers; retirement plans; trusts; and fee-based program accounts, where such omnibus accounts generally do not identify customers' trading activity on an individual basis, the Fund shall seek assurances from the intermediary that it has procedures adequate to monitor and address frequent, short-term trading.

















































PART C:				OTHER INFORMATION

Item 23.  EXHIBITS.
	The following are the exhibits filed as a part of this registration statement:
		(a)  	Articles of Incorporation.*
			Filed with Post-Effective Amendment #11 to Form N-1A
			registration.
			(1)	Articles Supplementary to Articles of Incorporation
				filed with Post-Effective Amendment #18 to Form N-1A
				registration.
			(2)	Articles of Amendment to Articles of Incorporation
				filed with Post-Effective Amendment #18 to Form N-1A
				registration.

		(b)	By-Laws.*
			Filed with Post-Effective Amendment #11 to Form N-1A registration.

		(c)	Instruments Defining Rights of Security Holders.
       		Not applicable.

		(d)	Investment Management Contracts.*
			Filed with Post-Effective Amendment #16 to Form N-1A
			registration.
       		(1)   Amendment to Investment Management Agreement dated July
				24, 2001, filed with Post-Effective Amendment #17 to
				Form N-1A registration.
			(2)  	Amendment to Investment Management Agreement dated
				October 17, 2001 filed with Post-Effective Amendment #17
				to Form N-1A registration.
       		(3)   Amendment to Investment Management Agreement dated July
				24, 2002 filed with Post-Effective Amendment #18 to Form
				N-1A registration.
       		(4)   Amendment to Investment Management Agreement dated April
				21, 2004 filed with Post-Effective Amendment #22 to Form
				N-1A registration statement.

		(e)	Underwriting Contracts.*
			Filed with Post-Effective Amendment #15 to Form N-1A
			registration.
			(1)	Amendment to Distribution Contract dated July 24, 2001
				filed with Post-Effective Amendment #17 to Form N-1A
				registration.
			(2)	Amendment to Distribution Contract dated July 24, 2002
				filed with Post-Effective Amendment #18 to Form N-1A
				registration.

		(f)	Bonus or Profit Sharing Contracts.
			Not applicable because there are no pension, bonus or other
			agreements for the benefit of Directors and Officers.

		(g) 	Custodian Agreements.*
			Filed with Post-Effective Amendment #14 to Form N-1A
			registration.
			(1)	Amendment to Custodian Agreement dated December 31, 2001
				filed with Post-Effective Amendment #17 to Form N-1A
				registration.
			(2)	Amendment to Custodian Agreement dated December 31, 2001
				filed with Post-Effective Amendment #17 to Form N-1A
				registration.

		(h) 	Other Material Contracts.
			(1)	Administration Agreement.*
				Filed with Post-Effective Amendment #15 to Form N-1A
				registration.
    				(a)   Amendment to Administrative Agreement dated July
					24, 2001 filed with Post-Effective Amendment #17
					to Form N-1A registration.
				(b)	Amendment to Administrative Agreement dated
					October 17, 2001 filed with Post-Effective
					Amendment #17 to Form N-1A registration.
				(c)	Amendment to Administrative Agreement dated July
					24, 2002 filed with Post-Effective Amendment #18
					to Form N-1A registration.
				(d)	Amendment to Administrative Agreement dated April
					21, 2004 filed with Post-Effective Amendment #22
					to Form N-1A registration.

			(2)	Selling Dealer Agreement.*
				Filed with Pre-Effective Amendment #1 to Form N-1A
				registration.
				(a)   Amended Selling Dealer Agreement dated July 23,
					2003 with filed Post-Effective Amendment #21 to
					Form N-1A registration.

			(3)	Transfer Agent Agreement.*
      			Filed with Post-Effective Amendment #14 to Form N-1A
				registration.
				(a)	Amendment to Transfer Agent Agreement dated July
					24, 2001 filed with Post-Effective Amendment #17
					to Form N-1A registration.
				(b)	Amendment to Transfer Agent Agreement dated July
					24, 2002 filed with Post-Effective Amendment #18
					to Form N-1A registration.

			(4)	Fund Accounting Agreement.
				Filed with Post-Effective Amendment #17 to Form N-1A
				registration.
				(a)	Amendment to Fund Accounting Agreement dated
					August 5, 2002 filed with Post-Effective Amendment
					#18 to Form N-1A registration.

			(5)	Shareholder Services Agreement.*
			      Filed with Post-Effective Amendment #14 to Form N-1A
				registration.
				(a)	Amendment to Shareholder Services Agreement dated
					July 24, 2001 filed with Post-Effective Amendment
					#17 to Form N-1A registration.

	(i) 	     	Legal Opinion.
			The legal opinion of Drinker Biddle & Reath LLP is filed herewith.

	(j) 	      Other Opinions.
			The consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, is filed herewith.

	(k) 	      Omitted Financial Statements.
			None.

	(l) 	      Initial Capital Agreements.*
			Filed with Pre-Effective Amendment #1 to Form N-1A.

	(m) 	      Rule 12b-1 Plan.*
                  Filed with Post-Effective Amendment #15 to Form N-1A
			registration.
			(1)	Amendment to 12b-1 Distribution Plan dated July 24, 2001
				filed with Post-Effective Amendment #17 to Form N-1A
				registration.

	(n)     	Rule 18f-3 Plan.*
                  Filed with Post-Effective Amendment #18 to Form N-1A
			registration.

	(p)     	Code of Ethics
			(1)	Fund Code of Ethics.*
				Filed with Post-Effective Amendment #16 to Form N-1A
				registration.
				(a)	Amendment to Code of Ethics dated January 14, 2003
					filed with Post-Effective Amendment #20 to Form N-
					1A registration.
				(b)	Amendment to Code of Ethics dated May 28, 2004
					filed with Post-Effective Amendment #22 to Form N-
					1A registration.
				(c)	Amendment to Code of Ethics dated October 20, 2004
					filed with Post-Effective Amendment #22 to Form N-
					1A registration.
				(d)   Amendment to Code of Ethics dated December 23,
					2004 filed with Post-Effective Amendment #23 to
					Form N-1A registration.
				(e)	Amendment to Code of Ethics dated January 2,
			            2006 is filed herewith.

			(2)	Adviser and Distributor Code of Ethics.*
				Filed with Post-Effective Amendment #16 to Form N-1A
				registration.
				(a)	Amendment to Code of Ethics dated September 30,
					2001 filed with Post-Effective Amendment #17 to
					Form N-1A registration.
				(b)	Amendment to Code of Ethics dated September 20,
					filed with Post-Effective Amendment #20 to Form
					N-1A registration.
				(c)	Amendment to Code of Ethics dated January 14,
					2003 filed with Post-Effective Amendment #20 to
					Form N-1A registration.
				(d)	Amendment to Code of Ethics dated April 21, 2004
					filed with Post-Effective Amendment #22 to Form N-
					1A registration.
				(e)	Amendment to Code of Ethics dated May 28, 2004
					filed with Post-Effective Amendment #22 to Form N-
					1A registration.
				(f)	Amendment to Code of Ethics dated October 20,
					2004 filed with Post-Effective Amendment #22 to
					Form N-1A registration.
				(g)	Amendment to Code of Ethics dated December 23,
					2004 filed with Post-Effective Amendment #23 to
					Form N-1A registration.
				(h)	Code of Ethics dated February 1, 2005 filed
					With Post-Effective Amendment #23 to Form N-1A
					Registration.
				(i)	Code of Ethics dated January 2, 2006 is filed
					herewith.

*Previously filed and incorporated by reference herein.


Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

		None


Item 25.	INDEMNIFICATION.

	Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

		(i)  by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,
		(ii)  if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

       No indemnification will be provided by the company to any Director or Officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

	As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the Director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

	Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

	Provisions for indemnification of the Company's investment manager are contained in Section 10 of the Investment Management Agreement between the Company and Lee Financial Group Inc.

       Provisions for indemnification of the Company's distributor are contained in Section 14 of the Distribution Agreement between the Company and First Pacific Securities, Inc.

       Provisions for indemnification of the Company's transfer agent and dividend disbursing agent are contained in Section 24 of the Transfer Agent and Dividend Disbursing Agent Agreement between the Company and First Pacific Recordkeeping, Inc.


Item 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

       The principal business of Lee Financial Group Inc. is to provide investment counsel and advice to individuals and institutional investors. Listed below are the directors and officers of Lee Financial Group Inc. and any business, profession, vocation or employment that they have engaged in during the last two years.

							   Business, Profession,
                                             Vocation or Employment
							   Engaged In Within the
Name			   Positions with Adviser  Last Two Fiscal Years*

Terrence K.H. Lee    Director, President     Director, President and CEO of
			   and CEO		         First Pacific Securities, Inc.,
							   First Pacific Recordkeeping,Inc.,
							   and Director, President and CEO
				                     of First Pacific Mutual Fund, Inc.

Charlotte A. Meyer   Director, Assistant     Director, Assistant Treasurer and
			   Treasurer and	         Vice President of First Pacific
		         Vice President	         Securities, Inc., First Pacific
						         Recordkeeping, Inc., and Assistant
							   Treasurer of First Pacific Mutual
							   Fund, Inc.

Jean Chun Lee        Director, Secretary     Director, Secretary and Vice
			   and Vice President	   President of First Pacific
							   Securities, Inc., First Pacific
							   Recordkeeping, Inc. and
					   		   Secretary of First Pacific Mutual
							   Fund, Inc.

Louis F. D'Avanzo	   Vice President          Vice President of First Pacific
							   Securities, Inc., First Pacific
						         Recordkeeping, Inc. and Portfolio
                                             Manager for First Pacific Mutual
							   Fund Inc.

Nora B. Simpson	   Vice President,	   Vice President, CCO, CFO and
			   CCO, CFO and Treasurer  Treasurer of First Pacific
							   Securities, Inc., First Pacific
							   Recordkeeping, Inc. and Treasurer,
						         Chief Compliance Officer, and
					               Assistant Secretary for First
							   Pacific Mutual Fund, Inc.

* The principal business address of First Pacific Mutual Fund, Inc., First Pacific Securities, Inc., and First Pacific Recordkeeping, Inc. is 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822.


Item 27.	PRINCIPAL UNDERWRITERS.

		(a)  First Pacific Securities, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

		(b) Herewith is the information required by the following table with respect to each Director, Officer or partner of the only underwriter named in answer to Item 20:

					Position and	      Position and
Name and Principal		Offices with	      Offices with
Business Address			Underwriter 	      Fund

Terrence K.H. Lee			Director, President	Director, President and
2756 Woodlawn Drive, #6-201	and CEO			CEO
Honolulu, HI   96822

Jean Chun Lee			Director, Secretary,	Secretary
2756 Woodlawn Drive, #6-201	Vice President
Honolulu, HI  96822

Charlotte A. Meyer		Director, Assistant     Assistant Treasurer
2756 Woodlawn Drive, #6-201	Treasurer, Vice President
Honolulu, HI  96822

Louis F. D'Avanzo			Vice President		Portfolio Manager
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Nora B. Simpson			Vice President 		Treasurer
503 Blackbird Drive		CCO, CFO and 		Assistant Secretary
Hockessin, DE  19707		Treasurer			Chief Compliance Officer

		(c)  Not applicable.


Item 28.	LOCATION OF ACCOUNTS AND RECORDS.

		Each account, book or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, is in the physical possession of:

		Lee Financial Group Inc.
		2756 Woodlawn Drive, #6-201
		Honolulu, HI   96822;

		First Pacific Recordkeeping, Inc.
		2756 Woodlawn Drive, #6-201
		Honolulu, HI  96822


Item 29.	MANAGEMENT SERVICES.

		All management services are covered in the management agreement between the Registrant and Lee Financial Group Inc., as discussed in Parts A and B.


Item 30.	UNDERTAKINGS.

		Not applicable.




SIGNATURES

		Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act") and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Honolulu, and State of Hawaii on the 25th day of January, 2006.

				FIRST PACIFIC MUTUAL FUND, INC.



				By:  _/s/  Terrence K.H. Lee________
                                                    Terrence K.H. Lee,
President and CEO


		Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Terrence K.H. Lee_________________    Director,             January 25, 2006
Terrence K.H. Lee			   	      President and CEO


/s/ Clayton W.H. Chow_________________   	Director		    January 25, 2006
Clayton W.H. Chow


/s/ Lynden M. Keala___________________    Director		    January 25, 2006
Lynden M. Keala


/s/ Stuart S. Marlowe__________________   Director		    January 25, 2006
Stuart S. Marlowe


/s/ Nora B. Simpson___________________   	Treasurer		    January 25, 2006
Nora B. Simpson					(Chief Financial Officer)


/s/ Karen T. Nakamura_________________	Director		    January 25, 2006
Karen T. Nakamura


/s/ Kim F. Scoggins________ ___________	Director		    January 25, 2006
Kim F. Scoggins



EXHIBIT INDEX


Item 23.


(i)		Opinion and Consent of Counsel.
(j)   	Accountant's Consent
(p)(1)(e)	Amendment to Fund Code of Ethics
(p)(2)(i)	Amendment to Adviser and Distributor Code of Ethics